CENTERSTONE
INVESTORS

PROSPECTUS

March 5, 2021

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Centerstone Investors Fund

Centerstone International Fund

each a series of the Northern Lights Fund Trust III (the “Trust”)

Table of Contents

Summary Section

1	Centerstone Investors Fund
12	Centerstone International Fund

Investment Strategies, Related Risks
and Disclosure of Portfolio Holdings

23	Centerstone Investors Fund
23	Investment Objective
23	Principal Investment Strategies
26	Centerstone International Fund
26	Investment Objective
26	Principal Investment Strategies
28	Principal Risks of Investing in the Funds
37	Portfolio Holdings Information

Management of the Funds

38	The Adviser
39	Portfolio Manager

Shareholder Information

40	Share Price
42	Choosing a Share Class
42	More About Class A Shares
46	More About Class C Shares
47	More About Class I Shares
47	How to Purchase Shares
50	How to Redeem Shares
53	Redemption Fee
54	Tools to Combat Frequent Transactions
56	Distribution of Fund Shares

Distributions and Taxes

57	Dividends, Distributions and U.S. Federal Income Taxes

Financial Highlights

64	Centerstone Investors Fund
68	Centerstone International Fund

ApPENDIX A

75	Intermediary-Specific Sales Charge Waivers and Discounts

Summary Section

Centerstone Investors Fund

Investment Objective. The investment objective of the Centerstone Investors Fund (the “Investors Fund”) is to seek long-term growth of capital.

Fees and Expenses of the Investors Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Investors Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Investors Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 42 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None
Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.22%
Fee Waiver/Expense Reimbursement	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.42%	2.17%	1.17%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Investors Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.
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Centerstone Investors Fund

(3)	This number represents the combined total fees and operating expenses of the acquired funds owned by the Investors Fund and is not a direct expense incurred by the Investors Fund or deducted from the Investors Fund assets. Since this number does not represent a direct operating expense of the Investors Fund, the operating expenses set forth in the Investors Fund’s financial highlights do not include this figure.
(4)	Centerstone Investors, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Investors Fund, at least until July 31, 2022 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Investors Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

Example. This Example is intended to help you compare the cost of investing in the Investors Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Investors Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Investors Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$637	$932	$1,253	$2,160
Class C	Shares held $220 Shares sold $320	$684	$1,180	$2,545
Class I	$119	$377	$660	$1,468

Portfolio Turnover. The Investors Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Investors Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Investors Fund’s performance. During the fiscal year ended March 31, 2020, the portfolio turnover rate of the Predecessor Fund (as defined below) was 49.72% of the average value of its portfolio.

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Summary Section

Centerstone Investors Fund

Principal Investment Strategies. To achieve its objective of long-term capital growth, the Investors Fund will normally invest at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Investors Fund may also invest in cash and cash equivalents. The Investors Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Investors Fund may also invest in foreign and domestic preferred equity securities and American Depositary Receipts (“ADRs”). The Investors Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The Investors Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Investors Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and exchange-traded funds (“ETFs”). The Investors Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The Investors Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Adviser will follow a global, bottom-up oriented long-term investment philosophy that identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions. The Investors Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the Investors Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a

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deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the Investors Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Investment decisions for the Investors Fund are made without regard to the capitalization (size) of the companies in which it invests. The Investors Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Investors Fund anticipates it will allocate a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Investors Fund’s net assets will be allocated to foreign investments (the Investors Fund expects at least 30% of its equity investments will normally be in foreign equities).

The Adviser may invest the Investors Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis will be in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Investors Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Investors Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The Investors Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The Investors Fund may also engage in securities lending to generate income.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

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Summary Section

Centerstone Investors Fund

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Investors Fund. Each risk summarized below is a principal risk of investing in the Investors Fund and different risks may be more significant at different times depending upon market conditions or other factors.

w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.
w	Equity Securities Risk. The Investors Fund primarily invests in common stock (and securities convertible into common stocks) and may also invest in preferred stocks and ADRs, which subjects the Investors Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Investors Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
w	Foreign Investment Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.
w	Market Risk. The value of the Investors Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Investors Fund invests, as well as economic, political, or social events in the United States or abroad. The Investors Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Investors Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Investors Fund and its investments and could result in decreases to the Investors Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty,

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decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Investors Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Investors Fund owns and the Investors Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
w	Volatility Risk. The Investors Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Investors Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
w	Small-Cap Company Risk. The risk that the securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large or mid-cap companies, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the Investors Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.
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w	Large-Cap Company Risk. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.
w	Gold and Precious Metals Risk. The Investors Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the Investors Fund’s performance.
w	ETF Risk. Investment in an ETF carries risks associated with the ETF’s underlying securities and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. ETFs are also subject to investment adviser fees and other expenses, which will be indirectly paid by the Investors Fund.
w	ADR Risk. ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.
w	Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Investors Fund’s investment in that issuer. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Investors Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.
w	Cyber Security Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Investors Fund and/or its service providers to suffer data corruption or lose operational functionality.
w	Derivatives Risk. The risks of investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a
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Summary Section

Centerstone Investors Fund

derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

w	Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
w	Fixed Income Risk. When the Investors Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the Investors Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
w	General Risks. Economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Investors Fund invests. There is risk that these and other factors may adversely affect the Investors Fund’s performance. You could lose money by investing in the Investors Fund.
w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the Investors Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Investors Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Investors Fund is not required to use hedging and may choose not to do so.
w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
w	Management Risk. The risk that the investment process used by the Investors Fund’s portfolio manager could fail to achieve the Investors Fund’s investment goal and cause an investment in the Investors Fund to lose value.
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Centerstone Investors Fund

w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Investors Fund to achieve its investment objective and could increase the operating expenses of the Investors Fund.
w	Securities Lending Risk. The Investors Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers. The Investors Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the Investors Fund.
w	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Performance. The Investors Fund acquired all of the assets and liabilities of Centerstone Investors Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the Investors Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Investors Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Investors Fund. The Investors Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which may be an indication of the risks of investing in the Investors Fund. The bar chart shows performance of the Predecessor Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. After tax returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Predecessor Fund’s Class I shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Investors Fund will perform in the future. In the future, performance information will be presented in this section of the Prospectus. Shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the Fund toll-free at 877.314.9006.

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Summary Section

Centerstone Investors Fund

Performance Bar Chart

Calendar Year Ended December 31

Best Quarter: 2nd Quarter 2020 16.88%

Worst Quarter: 1st Quarter 2020 (26.33)%

Performance Table

Average Annualized Total Returns

For periods ended December 31, 2020

	One Year	Since Inception of the Investors Fund (05-03-2016)
Class I Return before taxes	3.64%	5.76%
Class I Return after taxes on distributions	3.70%	5.34%
Class I Return after taxes on distributions and sale of Fund shares	2.50%	4.46%
Class A Return with sales charge before taxes	(1.77)%	4.32%
Class C Return before taxes	2.69%	4.82%
MSCI ACWI Index(1)	16.26%	13.00%
MSCI World Index(2)	15.90%	13.01%
(1)	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors are not able to invest directly in the index referenced and unmanaged index returns do not reflect any fees, expenses or sales charges.
(2)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors are not able to invest directly in the index referenced and unmanaged index returns do not reflect any fees, expenses or sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Summary Section

Centerstone Investors Fund

Investment Adviser. Centerstone Investors, LLC serves as the Investors Fund’s Adviser.

Portfolio Manager. The following individual serves as the Investors Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Investors Fund since
Abhay Deshpande, CFA	Founder & Chief Investment Officer of the Adviser	May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone Investors Fund, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474), or by telephone at 877.314.9006. Investors who wish to purchase or redeem Investors Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Investors Funs through omnibus arrangements. These limits are applied on a per transaction basis. The Investors Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The Investors Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Investors Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Investors Fund and its related companies may pay the intermediary for the sale of Investors Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Investors Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Section

Centerstone International Fund

Investment Objective. The investment objective of the Centerstone International Fund (the “International Fund”) is to seek long-term growth of capital.

Fees and Expenses of the International Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the International Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the International Fund. More information about these and other discounts is available from your financial professional and under “Shareholder Information – More About Class A Shares” beginning on page 42 of this Prospectus. In addition, descriptions of the sales load waivers and/or discounts for Class A shares with respect to certain financial intermediaries are reproduced in “Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts” to the Prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load)	1.00%(1)	1.00%(2)	None
Redemption Fee (as a percentage of amounts redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.54%	0.54%	0.54%
Acquired Fund Fees and Expenses(3)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.76%	2.51%	1.51%
Fee Waiver/Expense Reimbursement	(0.34)%	(0.34)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.42%	2.17%	1.17%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

(2)      If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of International Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

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Centerstone International Fund

(3)      This number represents the combined total fees and operating expenses of the acquired funds owned by the International Fund and is not a direct expense incurred by the International Fund or deducted from the International Fund’s assets. Since this number does not represent a direct operating expense of the International Fund, the operating expenses set forth in the International Fund’s financial highlights do not include this figure.

(4)      Centerstone Investors, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the International Fund, at least until July 31, 2022 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the International Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the Adviser.

Example. This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through July 31, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$637	$961	$1,342	$2,409
Class C	Shares held $220 Shares sold $320	$714	$1,270	$2,785
Class I	$119	$408	$756	$1,737

Portfolio Turnover. The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the International Fund’s performance. During the fiscal year ended March 31, 2020, the portfolio turnover rate of the Predecessor Fund (as defined below) was 30.37% of the average value of its portfolio.

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Centerstone International Fund

Principal Investment Strategies. To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The International Fund may also invest in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Adviser will follow a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The International Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting

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investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company, including large, medium and smaller companies.

The International Fund will invest primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (not including the U.S. although the Fund may also invest in U.S. issuers).

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative that seek to take maximum advantage of market fluctuations. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The International Fund may also engage in securities lending to generate income.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the International Fund. Each risk summarized below is a principal risk of investing in the International Fund and different risks may be more significant at different times depending upon market conditions or other factors.

w	Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.
w	Equity Securities Risk. The International Fund invests in common stock (and securities convertible into common stocks) which subjects the International Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the International Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the International Fund’s investments goes down, your investment in the International Fund decreases in value and you could lose money.
w	Foreign Investment Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.
w	Market Risk. The value of the International Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the International Fund invests, as well as economic, political, or social events in the United States or abroad. The International Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the International Fund’s performance. Securities markets may experience long periods of decline in value.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the International Fund and its investments and could result in decreases to the International Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government

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shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect International Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

w	Currency Risk. Changes in foreign currency exchange rates will affect the value of what the International Fund owns and the International Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.
w	Volatility Risk. The International Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the International Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
w	Small-Cap Company Risk. The risk that the securities of small-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-or mid-cap companies, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
w	Mid-Cap Company Risk. The risk that the mid-cap companies in which the International Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.
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w	Large-Cap Company Risk. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.
w	Gold and Precious Metals Risk. The International Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the International Fund’s performance.
w	ETF Risk. Investment in an ETF carries risks associated with the ETF’s underlying securities and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. ETFs are also subject to investment adviser fees and other expenses, which will be indirectly paid by the International Fund.
w	Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the International Fund’s investment in that issuer. In addition, fluctuations in interest rates can affect the value of debt instruments held by the International Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.
w	Cyber Security Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the International Fund and/or its service providers to suffer data corruption or lose operational functionality.
w	Derivatives Risk. The risks of investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate
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perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

w	Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
w	Fixed Income Risk. When the International Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
w	General Risks. Economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the International Fund invests. There is risk that these and other factors may adversely affect the International Fund’s performance. You could lose money by investing in the International Fund.
w	Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the International Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the International Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The International Fund is not required to use hedging and may choose not to do so.
w	Junk Bond Risk. The risk that lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.
w	Management Risk. The risk that the investment process used by the International Fund’s portfolio manager could fail to achieve the International Fund’s investment goal and cause an investment in the International Fund to lose value.
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w	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the International Fund to achieve its investment objective and could increase the operating expenses of the International Fund.
w	Securities Lending Risk. The International Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers. The International Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the International Fund.
w	Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Performance. The International Fund acquired all of the assets and liabilities of Centerstone International Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the International Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Investors Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the International Fund. The International Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which may be an indication of the risks of investing in the Fund. The bar chart shows performance of the Predecessor Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. After tax returns for Class A and Class C shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Predecessor Fund’s Class I shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the International Fund will perform in the future. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling the International Fund toll-free at 877.314.9006.

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Performance Bar Chart

Calendar Year Ended December 31

Best Quarter: 4th Quarter 2020, 17.78%

Worst Quarter: 1st Quarter 2020, (29.63)%

Performance Table

Average Annualized Total Returns

For periods ended December 31, 2020

	One Year	Since Inception of the International Fund (05-03-2016)
Class I Return before taxes	(5.59)%	3.26%
Class I Return after taxes on distributions	(5.24)%	2.87%
Class I Return after taxes on distributions and sale of Fund shares	(2.69)%	2.59%
Class A Return with sales charge before taxes	(10.62)%	1.91%
Class C Return before taxes	(6.58)%	2.35%
MSCI ACWI ex-US Index(1)	10.65%	9.48%
MSCI EAFE Index(2)	7.82%	8.38%
(1)	The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. Investors are not able to invest directly in the index referenced and unmanaged index returns do not reflect any fees, expenses or sales charges.

(2)      The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada. Investors are not able to invest directly in the index referenced and unmanaged index returns do not reflect any fees, expenses or sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

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Centerstone International Fund

Investment Adviser. Centerstone Investors, LLC serves as the International Fund’s Adviser.

Portfolio Manager. The following individual serves as the International Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the International Fund since
Abhay Deshpande, CFA	Founder & Chief Investment Officer of the Adviser	May 2016

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Centerstone International Fund, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474), or by telephone at 877.314.9006. Investors who wish to purchase or redeem International Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500, ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the International Fund through omnibus arrangements. These limits are applied on a per transaction basis. The International Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

Tax Information. The International Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase International Fund shares through a broker-dealer or other financial intermediary (such as a bank), the International Fund and its related companies may pay the intermediary for the sale of International Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the International Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Centerstone Investors Fund

Investment Objective

The investment objective of the Investors Fund is to seek long-term growth of capital.

The Investors Fund’s investment objective may be changed without the approval of the Investors Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies

To achieve its objective of long-term capital growth, the Investors Fund will normally invest at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Investors Fund may also invest in cash and cash equivalents. The Investors Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Investors Fund may also invest in foreign and domestic preferred equity securities and ADRs. The Investors Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational (i.e., international government or quasi-government) organizations and sovereign debt securities. The Investors Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Investors Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. Investors Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

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INVESTMENT STRATEGIES, RELATED RISKS

AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Investors Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser will follow a global, bottom-up oriented long-term investment philosophy. The investment philosophy and strategy of the Investors Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. For these reasons, the Investors Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. Investment decisions for the Investors Fund are made without regard to the capitalization (size) of the companies in which it invests. The Investors Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Investors Fund anticipates it will allocate a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Investors Fund’s net assets will be allocated to foreign investments (the Investors Fund expects at least 30% of its equity investments will normally be in foreign equities).

The Adviser may invest the Investors Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis will be in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Investors Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Investors Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The Investors Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

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INVESTMENT STRATEGIES, RELATED RISKS

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The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The Investors Fund may take an activist role, where it will seek to influence or control management, or invest in other companies that do so when the Adviser believes the Investors Fund may benefit. The Investors Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt. The Investors Fund may also participate in arbitrage opportunities.

The Investors Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The Adviser will examine each security separately and will not apply a predetermined formula. In order to maintain investment flexibility, the Adviser has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the Investors Fund.

The Investors Fund may also engage in securities lending to generate income.

Temporary Defensive Positions

The Investors Fund may, from time to time, take temporary defensive positions that are inconsistent with the Investors Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Investors Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. Temporary defensive positions may be initiated by the Adviser when market conditions make pursuing its investment strategy used for the Investors Fund inconsistent with the best interests of the Investors Fund. When the Investors Fund takes temporary defensive positions, it may not achieve its investment objective.

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INVESTMENT STRATEGIES, RELATED RISKS

AND DISCLOSURE OF PORTFOLIO HOLDINGS

Centerstone International Fund

Investment Objective

The investment objective of the International Fund is to seek long-term growth of capital.

The International Fund’s investment objective may be changed without the approval of the International Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies

To achieve its objective of long-term capital growth, normally, the International Fund invests at least 60% of its net assets in foreign (non-U.S.) equity securities. Equity securities are selected based on their price versus value, business quality and balance sheet strength, among other factors. The International Fund also may invest up to 40% of its total assets in debt instruments (including those of foreign issuers). The International Fund may also invest in cash and cash equivalents. The International Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. The International Fund may invest in debt securities generally without regard to their credit rating or time to maturity. The International Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The International Fund may also invest up to 10% of its total assets in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and ETFs. The International Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The International Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value. The Adviser will follow a bottom-up oriented long-term investment philosophy. The International Fund identifies investment opportunities through intensive

26

INVESTMENT STRATEGIES, RELATED RISKS

AND DISCLOSURE OF PORTFOLIO HOLDINGS

research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. The investment philosophy and strategy of the International Fund seeks a “margin of safety” in investments with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Adviser views as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The International Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Investment decisions for the International Fund are made without regard to the capitalization (size) of the companies in which it invests. The International Fund may invest in any size company, including large, medium and smaller companies.

The International Fund will invest primarily in equity securities of companies traded in mature markets (markets that already have a number of established companies, for example, Japan, Germany and France) and may invest in countries whose economies are still developing (sometimes called “emerging markets”). The International Fund intends to invest its assets in investments that are tied economically to a number of countries throughout the world. Under normal circumstances, the International Fund will invest in issuers located in at least three different countries (not including the U.S. although the International Fund may also invest in U.S. issuers).

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

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INVESTMENT STRATEGIES, RELATED RISKS

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The International Fund may take an activist role, where it will seek to influence or control management, or invest in other companies that do so when the Adviser believes the International Fund may benefit. The International Fund may invest in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy, which may involve the purchase of bank debt. The International Fund may also participate in arbitrage opportunities.

The International Fund will focus its investments in areas where the Adviser finds the most compelling opportunities at any given moment and on situations that, in the Adviser’s opinion, have the potential for capital appreciation. The Adviser will examine each security separately and will not apply a predetermined formula. In order to maintain investment flexibility, the Adviser has not established guidelines as to the size of an issuer, its earnings, or the industry in which it operates in order for a security to be included or excluded for purchase by the International Fund.

The International Fund may also engage in securities lending to generate income.

Temporary Defensive Positions

The International Fund may, from time to time, take temporary defensive positions that are inconsistent with the International Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the International Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. Temporary defensive positions may be initiated by the Adviser when market conditions make pursuing its investment strategy used for the International Fund inconsistent with the best interests of the International Fund. When the International Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Funds

Before investing in the Investors Fund or International Fund (each a “Fund” and collectively, the “Funds”), you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Funds. The value of your investment in the Funds will go up and down with the prices of the securities in which the Funds invest. The principal risks of investing in the Funds are:

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ADR Risk (Investors Fund only). The Fund may invest in U.S. dollar denominated ADRs of foreign companies. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons. ADRs may be “sponsored” or “unsponsored.” Sponsored ADRs are those in which the non-U.S. company enters into an agreement directly with the U.S. depositary bank to arrange for recordkeeping, forwarding of shareholder communications, payment of dividends, and other services. An unsponsored ADR is set up without the cooperation of the non-U.S. company and may be initiated by a broker-dealer wishing to establish a U.S. trading market. The risks of ADRs include many of the risks associated with investing directly in foreign securities such as those listed above.

Cash and Cash Equivalents Risk. At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Credit Risk. Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

Currency Risk. Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, a Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its

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shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. A Fund may use derivatives (including options, futures, forward contracts and foreign currency derivatives) to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments including the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. Other risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Changes in the market value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Fund could lose more than the principal amount invested. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. Leverage involves the use of various financial instruments or borrowed capital, such as margin, in an attempt to increase the return of an investment. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

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Emerging Markets Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the International Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the International Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk. The International Fund invests primarily in common stock which subjects the International Fund and its shareholders to the risks associated with common stock investing. The International Fund invests in common stock, which subjects the International Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting securities that do not perform as anticipated, the risk that the stock markets in which the International Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The International Fund may also invest in preferred stock which is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. Many factors affect the performance of each company, including the strength of the company’s management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations. There are overall stock market risks that may also affect the value of the International Fund. Over time, stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the International Fund’s investments may increase or decrease more than stock markets in general. The International Fund is subject to these same risks to the extent that it invests directly in common stocks.

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ETF Risk. Investment in an ETF carries security specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The International Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by a Fund. A Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the International Fund generally will be higher than the cost of investing directly in ETFs.

Fixed Income Risk. When a Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the International Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments which may affect the value of foreign securities, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

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General Risks. Economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of a Fund’s investments. There is risk that these and other factors may adversely affect a Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in a Fund. An investment in a Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in a Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund.

Gold and Precious Metals Risk. A Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, prices tend to be weak. Any market price movements, regulatory or technological changes, or economic conditions affecting gold-related investments may have an impact on a Fund’s performance. Additionally, there are certain considerations related to gold and other direct precious metal investments, including custody and transaction costs that may be higher than those involving securities.

Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner adverse to the portfolio construction employed by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Funds are not required to use hedging and may choose not to do so.

Junk Bond Risk. Securities rated below investment grade, sometimes called “junk bonds,” and the type of unrated debt securities purchased by a Fund, generally are considered to have more risk than higher-rated securities. They may also fluctuate more in price, and are less liquid than higher-rated securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

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Large-Capitalization Securities Risk. While large cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods. Further, a Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Management Risk. The risk that the investment process used by the Funds’ portfolio manager could fail to achieve a Fund’s investment goal and cause an investment in the Fund to lose value. The Adviser’s reliance on its strategy and its judgments about the potential appreciation of a particular option or security in which a Fund invests may prove to be incorrect.

Market Risk. The value of a Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Funds’ performance. Securities markets may experience long periods of decline in value.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. Either Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other

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disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which it invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

The withdrawal of the United Kingdom (“UK”) from the European Union (the “EU”) on January 31, 2020, commonly referred to as “Brexit,” may have potential consequences on the Funds. It is possible that measures could be taken to revote the issue of withdrawal, or that regions of the UK could seek to separate and return to the EU. The Funds may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negative impact a Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

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INVESTMENT STRATEGIES, RELATED RISKS

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Mid-Cap Company Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, new (or revised) laws or regulations may be imposed by the SEC, the CFTC, the IRS, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect a Fund. A Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. Regulators around the globe have increasingly taken measures to seek to increase the stability of the financial markets, including by proposing rules that may curtail a Fund’s ability to use derivative and other instruments. The Adviser continues to evaluate these measures, and there can be no assurance that they will not adversely affect a Fund and its performance.

Securities Lending Risk. To realize additional income, a Fund may lend portfolio securities with an aggregate value of up to one-third of the value of the Fund’s total assets, including any collateral received from the loans. A Fund receives collateral at least equal to the market value of the securities loaned at each loan’s inception. The collateral a Fund receives will generally take the form of cash, U.S. Government securities, letters of credit, or other collateral as deemed appropriate by the Board of Trustees. A Fund may use any cash collateral it receives to invest in short-term investments, including money market funds. It is the Trust’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, from time to time the value of the collateral received by a Fund may be less than the value of the securities on loan. A Fund shall either (i) receive a fee in connection with the securities lending transaction(s) or (ii) have the opportunity to derive compensation through the investment of any cash collateral, in each case net of any related payment owed to the borrower or any agent. The risks associated with lending portfolio securities, as with other extensions of secured credit,

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include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the securities loaned, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral.

Small-Cap Company Risk. Generally, small-cap, and less seasoned companies, have more potential for rapid growth. They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to a Fund. These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. An investment in a Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Volatility Risk. A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Portfolio Holdings Information

A description of the policies and procedures with respect to the disclosure of the portfolio holdings for the Investors Fund and International Fund (each a “Fund” and collectively the “Funds”) is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT. The annual and semi-annual reports for the Funds are available by contacting the Funds, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 or calling 877.314.9006.

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MANAGEMENT OF THE FUNDS

The Adviser

Centerstone Investors, LLC, located at 228 Park Avenue S, Suite 75938, New York, New York 10003, serves as investment adviser and manages each Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Investors Fund compensates the Adviser for its investment advisory services at the annual rate of 0.90% of the Investors Fund’s average daily net assets, payable on a monthly basis and the International Fund compensates the Adviser for its investment advisory services at the annual rate of 0.90% of the International Fund’s average daily net assets, payable on a monthly basis. As of February 1, 2021, the Adviser had approximately $301,052,511 million in assets under management. For the most recent fiscal year ended March 31, 2020, the Adviser received an advisory fee equal to 0.82% and 0.70% of the Centerstone Investor’s Fund and the Centerstone International Fund, average daily net assets, respectively.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing each Fund in accordance with its investment objective and policies using the approach discussed in the “Summary Sections” and “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section of this Prospectus. The Adviser also maintains related records for the Funds.

Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and each Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Funds to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.35%, 2.10% and 1.10% of the Investors Fund’s average net assets for Class A, Class C and Class I shares, respectively, and 1.35%, 2.10% and 1.10% of the International Fund’s average net assets for Class A, Class C and Class I shares respectively, through July 31, 2022 subject thereafter to annual re-approval of the agreement by the Board of Trustees. The Adviser is permitted to receive reimbursement from each Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. A discussion regarding the basis for the Board of Trustee’s approval of the Investment Advisory Agreement will be available in the Fund’s annual shareholder report for the period ending March 31, 2021.

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MANAGEMENT OF THE FUNDS

Portfolio Manager

Abhay Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of the Adviser. He has more than 25 years of market experience. Prior to founding the Adviser in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC, which he joined in 2000 and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Funds.

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SHAREHOLDER INFORMATION

Share Price

Shares of each Fund are sold at net asset value (“NAV”). The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available

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SHAREHOLDER INFORMATION

or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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SHAREHOLDER INFORMATION

Choosing a Share Class

The Trust has adopted a multiple class plan that allows a Fund to offer one or more classes of shares. Each Fund has registered three classes of shares—Class A shares, Class C shares and Class I shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below: Not all share classes may be available for purchase in all states.

w	Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.
w	Class C shares are sold without an initial sales charge, but are subject to a 1.00% Rule 12b-1 distribution and servicing fee. Class C shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms.
w	Class I shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

More About Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. The minimum initial investment for Class A shares in each Fund is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount for each Fund is $100 (also $100 for IRAs and other retirement plans). The sales charge varies, depending on how much you invest. There is no minimum initial or subsequent investment requirement for or other defined contribution plans and defined benefit plans that invest in Class A shares of the Funds through omnibus arrangements. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. A Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser. The following sales charges apply to your purchases of Class A shares of a Fund:

Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 or more	0.00%(2)	0.00%	See below(3)
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(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.
(3)	A selling broker may receive commissions on purchases of Class A shares of $1 million or more calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts between $3 million and $5 million, 0.25% on amounts between $5 million and $7 million, and 0.10% on amounts over $7 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

Reducing Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family,” which include parents, step-parents, spouse (or legal equivalent under state law), siblings, children, step-children (with respect to current union only), dependents, parents-in-law, brothers-in-law, sisters-in-law, grandchildren and grandparents for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your immediate family members.

Letter of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

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SHAREHOLDER INFORMATION

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of each Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

w	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
w	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;
w	Shares held directly in a Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

w	Current and retired trustees and officers of Funds sponsored by the Adviser or any of its subsidiaries, legal counsel to the Funds and any purchases referred through the Adviser.
w	Employees of the Adviser, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”).
w	Employees of designated asset management firms, other service providers and their affiliates.
w	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares.
w	Immediate family members of all such persons listed above or any trust, pension, profit sharing or other benefit plan for the benefit of such persons.
w	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
w	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
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w	Institutional investors (which may include bank trust departments and registered investment advisers).
w	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
w	Registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons.
w	Banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client.
w	Investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services.
w	Clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution.
w	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
w	Employer-sponsored retirement or benefit plans where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor or the Adviser, in its sole discretion may waive these minimum dollar requirements.
w	Investors purchasing Class A shares during certain promotional periods and events.
w	Customers of financial intermediaries that have a contractual arrangement with the Distributor or Adviser where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to the Funds’ prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

The Funds also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

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More About Class C Shares

Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. In connection with this advance, for the first year following purchase, the Funds’ Distributor will receive the distribution and/or shareholder service fees pertaining to such Class C shares and will utilize these amounts received to pay Fund related expenses that the Adviser would otherwise have to pay. For Class C shares held for over a year, the Funds’ Distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. See Appendix A for a description of certain Class C CDSC waivers and automatic conversions to Class A provided to customers of financial intermediaries that have a contractual arrangement with the Distributor or Adviser.

The minimum initial investment in Class C shares of the Funds is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment in Class C shares of the Funds is $100 (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in Class C shares of the Funds through omnibus arrangements. The Fund may waive or reduce its minimum initial or subsequent investment amount from time to time in the sole discretion of the Adviser.

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More About Class I Shares

Class I shares may be purchased without the imposition of any sales charges. Each Fund offers Class I shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Funds and are authorized to buy and sell shares of the Funds that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Class I shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment for Class I shares is $2,500 for each Fund. The minimum subsequent investment amount for each Fund is $100. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the Adviser.

How to Purchase Shares

Each Fund offers three share classes so that you can choose the class that best suits your investment needs: Class A, Class C and Class I shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in a Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Centerstone Investors Fund” or the “Centerstone International Fund,” as applicable to:

via regular mail:	via overnight mail:
Centerstone Investors Fund	Centerstone Investors Fund
Centerstone International Fund	Centerstone International Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474
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SHAREHOLDER INFORMATION

Purchase through Brokers. You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire. If you wish to wire money to make an investment in a Fund, please call the Fund at 877.314.9006 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 877.314.9006 for more information about the Funds’ Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at a Fund’s discretion.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Centerstone Investors Fund” or “Centerstone International Fund.” The Funds will not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

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SHAREHOLDER INFORMATION

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist a Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, a Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

w	full name;
w	date of birth (individuals only);
w	Social Security or taxpayer identification number; and
w	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by a Fund within a reasonable time of the request or if a Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 877.314.9006.

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How to Redeem Shares

Each Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemptions by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of Fund securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via regular mail:	via overnight mail:
Centerstone Investors Fund	Centerstone Investors Fund
Centerstone International Fund	Centerstone International Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022-3474

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 877.314.9006. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

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Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Funds at 877.314.9006 for more information about the Funds’ Automatic Withdrawal Plan.

How Redemptions are Paid: The Funds generally pay redemption proceeds in cash (although the Funds reserve the right to redeem in-kind as discussed below). The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by drawing on a line of credit.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by a Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and the shareholder will bear market risk until the securities are converted to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

w  The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

w  The request must identify your account number;

w  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

w  If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

w	you request a redemption to be made payable to a person not on record with a Fund;
w	you request that a redemption be mailed to an address other than that on record with a Fund;
w	the proceeds of a requested redemption exceed $50,000;
w	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
w	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

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SHAREHOLDER INFORMATION

Low Balances: If at any time your account balance falls below $1,250 for Class A, Class C and Class I shares, a Fund may notify you that, unless the account is brought up to at least $1,250 for Class A, Class C shares and Class I shares within 60 days of the notice; your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the required minimum due to a decline in NAV.

Redemption Fee

Sales or exchanges of shares within 30 days of purchase are subject to a 2.00% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in-first-out” calculation methodology, comparing the date of redemption with the earliest purchase date of shares. Redemption fees will be deducted from the redemption proceeds. The redemption fee is credited to the applicable Fund. Shares held for 30 days or more are not subject to the 2.00% fee.

The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard.

Waivers of Redemption Fees: Each Fund has elected not to impose the redemption fee for:

w	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
w	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
w	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
w	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
w	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
w	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.
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w  The Funds may also waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs and certain omnibus accounts. The Funds generally will depend on the relevant intermediary (for example, the wrap program sponsor or omnibus account holder) to monitor trading frequency and apply redemption fees to shareholders who hold shares through these programs or accounts. Financial intermediaries who hold Fund shares through omnibus and other accounts may not provide shareholder information and enforce restrictions on purchases, redemptions and exchanges or may fail to assess or collect the redemption fee in a manner fully consistent with this Prospectus.

Each Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders notice of any material changes to the extent required by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

w	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”
w	Rejecting or limiting specific purchase requests; and
w	Charging a 2.00% redemption charge if shares are held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, a Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to a Fund to help offset any cost associated with such short-term trading. Each Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount,

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number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Funds mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 877.314.9006 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

55

SHAREHOLDER INFORMATION

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC is located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

Each Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended, for Class A shares and Class C shares. Under the Plan, Class A shares and Class C shares of the Funds are authorized to pay the Distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of each Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of each Fund’s average daily net assets annually for the Class A shares and 1.00% of each Fund’s average daily net assets annually for the Class C shares. The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the Plan, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The Distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Funds or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

56

DISTRIBUTION AND TAXES

Dividends, Distributions and U.S. Federal Income Taxes

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder by the U.S. Treasury Department (including final, proposed, and temporary regulations (the “Treasury Regulations”), and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Therefore, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

This discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Shareholders (as defined below), and therefore, does not address U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of these discussions, a “U.S. Shareholder” means a beneficial owner of the Funds’ shares that is any of the following for U.S. federal income tax purposes:

w	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;
w	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
w	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
w	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This summary assumes that U.S. Shareholders will hold shares as capital assets, which generally means as property held for investment. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of shares by the partnership.

57

DISTRIBUTION AND TAXES

This summary does not purport to discuss all aspects of U.S. federal income taxation to a Fund or shareholders and does not discuss those issues that may be important to U.S. Shareholders subject to special tax rules. This summary is not intended to be and should not be construed to be legal or tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Dividend Policy

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should generally not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash. A brief explanation of the form and character of the distribution will accompany each distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Qualification and Taxation as a RIC

Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. By so qualifying, the Funds should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements, as a regulated investment company generally is entitled to deduct all dividends and capital gain dividends it distributes to its shareholders, even if shareholders choose to receive such distributions in shares of a Fund. A Fund will, however, be subject to corporate income tax on any net investment income or net capital gain that it does not timely distribute to its shareholders.

Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain is the excess of net long-term capital gain over net short-term capital loss for a fiscal year and is computed by taking into account any capital loss carryforward of a Fund.

58

DISTRIBUTION AND TAXES

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year (and such failure is not subject to cure as discussed in the Funds’ SAI), it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations (currently at a flat rate of 21%). Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this excise tax.

The remainder of this discussion assumes that a Fund qualifies as a regulated investment company and has satisfied the annual distribution requirement.

Taxation of U.S. Shareholders

Distributions by a Fund of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to U.S. Shareholders as ordinary income, to the extent of such Fund’s current or accumulated earnings and profits. However, distributions by a Fund to noncorporate U.S. Shareholders attributable to dividends received by such Fund from U.S. and certain foreign corporations will generally be eligible for the maximum federal capital gains tax rate of 20% applicable to qualified dividend income, as long as certain other requirements are met. For these lower rates to apply, the noncorporate U.S. Shareholders must have owned shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of distributions by a Fund that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities or a high portfolio turnover rate and may also be reduced as a result of certain derivative transactions entered into by the Fund.

Distributions by a Fund derived from dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate U.S. Shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are

59

DISTRIBUTION AND TAXES

deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of our securities lending activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a Fund. In most cases the Funds will hold shares for less than 12 months, such that their sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions by a Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by a Fund as “capital gain dividends” generally are taxable to U.S. Shareholders as long-term capital gain, to the extent of such Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Funds have been held by such shareholders.

Distributions in excess of a Fund’s earnings and profits first will be treated as a return of capital. A return of capital is not taxable but will reduce a U.S. Shareholder’s tax basis in its shares of such Fund and, after the tax basis is reduced to zero, the amount of the distribution in excess of such Fund’s earnings and profits and the U.S. Shareholder’s adjusted tax basis will constitute capital gains to such shareholder (and will generally be long-term capital gain if such shareholder has held the applicable shares for more than one year).

A redemption, sale, exchange, or other disposition of Fund shares by a U.S. Shareholder generally will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption, sale, exchange, or other disposition.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. U.S. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Shareholder on his or her federal income tax return.

60

DISTRIBUTION AND TAXES

Backup Withholding

Under the Code, the Funds will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their social security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect social security or taxpayer identification number or a previous failure to report taxable interest or dividends.

If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Medicare Contribution Tax on Unearned Income

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Shareholder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s filing status). A U.S. Shareholder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from “passive activities” (as defined in the Code), unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Shareholder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Medicare tax to your ownership and disposition of shares of a Fund.

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DISTRIBUTION AND TAXES

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

The foregoing briefly summarizes some of the important federal income tax consequences to U.S. Shareholders of investing in a Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as tax-exempt investors, trusts and estates, subchapter S corporations, and “Non-U.S. Shareholders” (i.e., any beneficial owner of the Funds’ shares that is not a U.S. Shareholder). For more detailed information regarding tax considerations, see the Funds’ SAI. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

62

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help investors understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of the Funds, assuming reinvestment of all dividends and distributions. The Predecessor Funds commenced operations on May 3, 2016. The returns shown below are for periods prior to the Reorganization on March 5, 2021 and are for the Predecessor Funds. The information for each of the periods ended March 31 are from the Predecessor Funds’ financial statements which have been audited by Cohen & Company, Ltd., the Predecessor Funds’ independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, is included in the annual report for the fiscal year ended March 31, 2020. The information for the period ended September 30, 2020 are from the Predecessor Funds’ unaudited financial statements included in the semi-annual report for the six months ended September 30, 2020. The annual report and semi-annual report are also available upon request and without charge by calling 877.314.9006 or by visiting www.centerstoneinv.com.

63

FINANCIAL HIGHLIGHTS

Centerstone Investors Fund

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**	Net realized and unreal- ized gain (loss)	Total income (loss) from invest-ment opera- tions	From net invest- ment income	From net realized gains	Total distribu- tions
Class I
Six-Months Ended September 30, 2020 (Unaudited)	$8.59	0.06	1.76	1.82	—	—	—
Year Ended March 31, 2020	$11.18	0.12	(2.46)	(2.34)	(0.16)	(0.09)	(0.25)
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)
Period Ended March 31, 2017*	$10.00	0.07	0.63	0.70	(0.05)	(0.01)	(0.06)
Class A
Six-Months Ended September 30, 2020 (Unaudited)	$8.56	0.05	1.75	1.80	—	—	—
Year Ended March 31, 2020	$11.14	0.09	(2.45)	(2.36)	(0.13)	(0.09)	(0.22)
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)
Period Ended March 31, 2017*	$10.00	0.04	0.64	0.68	(0.05)	(0.01)	(0.06)
*	The Fund’s inception date is May 3, 2016.
**	The net investment income per share data was determined using the average shares outstanding throughout the period.
(1)	Amount is less than $0.005 per share.
(2)	Not annualized.
(3)	The ratios include 0.02% for the period ended September 30, 2020 attributed to dividends from securities sold short.

‡ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.

64

FINANCIAL HIGHLIGHTS

Centerstone Investors Fund

				Ratios/ Supple-mental Data:	Ratios of expenses to average net assets				Ratios of net investment income (loss) to average net assets
Paid in capital from redemp- tion fees(1)	Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio Turnover rate

0.00	$10.41	21.19	%(2)	$190,869	1.25	%(3)^	1.12	%(3)^	1.09	%^	1.22	%^	12.55	%(2)
0.00	$8.59	(21.46)%		$221,360	1.17%		1.10%		1.04%		1.11%		49.72%
0.00	$11.18	(0.02)%		$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
0.00	$11.55	9.82%		$264,705	1.34%		1.10%		0.65%		0.88%		20.55%
0.00	$10.64	7.02	%(2)	$90,803	2.42	%^	1.10	%^	(0.57	)%^	0.75	%^	33.34	%(2)

0.00	$10.36	21.03	%(2)	$18,898	1.50	%(3)^	1.37	%(3)^	0.84	%(3)^	0.97	%(3)^	12.55	%(2)
0.00	$8.56	(21.63)%		$18,764	1.42%		1.35%		0.75%		0.82%		49.72%
0.00	$11.14	(0.25)%		$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
0.00	$11.51	9.49%		$28,609	1.59%		1.35%		0.41%		0.65%		20.55%
0.00	$10.62	6.77	%(2)	$8,910	2.55	%^	1.35	%^	(0.77	)%^	0.44	%^	33.34	%(2)

65

FINANCIAL HIGHLIGHTS

Centerstone Investors Fund

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**	Net realized and unreal- ized gain (loss)	Total income (loss) from invest- ment opera-tions	From net invest- ment income	From net realized gains	Total distribu- tions
Class C
Six-Months Ended September 30, 2020 (Unaudited)	$8.47	0.01	1.73	1.74	—	—	—
Year Ended March 31, 2020	$11.03	0.01	(2.43)	(2.42)	(0.05)	(0.09)	(0.14)
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)
Period Ended March 31, 2017*	$10.00	0.01	0.64	0.65	(0.05)	(0.01)	(0.06)
*	The Fund’s inception date is May 3, 2016.
**	The net investment income per share data was determined using the average shares outstanding throughout the period.
(1)	Amount is less than $0.005 per share.
(2)	Not annualized.
(3)	The ratios include 0.02% for the period ended September 30, 2020 attributed to dividends from securities sold short.

‡ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.

66

FINANCIAL HIGHLIGHTS

Centerstone Investors Fund

				Ratios/ Supple-mental Data:	Ratios of expenses to average net assets				Ratios of net investment income (loss) to average net assets
Paid in capital from redemp- tion fees(1)	Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers		After fee waivers		Before fee waivers		After fee waivers		Portfolio Turnover rate

0.00	$10.21	20.54	%(2)	$10,487	2.25	%(3)^	2.12	%(3)^	0.10	%(3)^	0.23	%(3)^	12.55	%(2)
0.00	$8.47	(22.24)%		$11,637	2.17%		2.10%		0.03%		0.11%		49.72%
0.00	$11.03	(1.00)%		$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
0.00	$11.43	8.74%		$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%
0.00	$10.59	6.50	%(2)	$621	3.86	%^	2.10	%^	(1.68	)%^	0.08	%^	33.34	%(2)
67

FINANCIAL HIGHLIGHTS

Centerstone International Fund

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:			Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**	Net realized and unreal- ized gain (loss)	Total income (loss) from invest- ment opera-tions	From net invest- ment income	From net realized gains	Total distribu- tions
Class I
Six-Months Ended September 30, 2020 (Unaudited)	$7.98	0.06	1.05	1.11	—	—	—
Year Ended March 31, 2020	$10.97	0.16	(2.92)	(2.76)	(0.21)	(0.02)	(0.23)
Year Ended March 31, 2019	$11.82	0.16	(0.62)	(0.46)	(0.15)	(0.24)	(0.39)
Year Ended March 31, 2018	$10.75	0.09	1.18	1.27	(0.03)	(0.17)	(0.20)
Period Ended March 31, 2017*	$10.00	0.03	0.79	0.82	(0.06)	(0.01)	(0.07)
Class A
Six-Months Ended September 30, 2020 (Unaudited)	$7.98	0.05	1.05	1.10	—	—	—
Year Ended March 31, 2020	$10.96	0.15	(2.93)	(2.78)	(0.18)	(0.02)	(0.20)
Year Ended March 31, 2019	$11.81	0.15	(0.64)	(0.49)	(0.12)	(0.24)	(0.36)
Year Ended March 31, 2018	$10.75	0.06	1.18	1.24	(0.01)	(0.17)	(0.18)
Period Ended March 31, 2017*	$10.00	0.06	0.75	0.81	(0.06)	(0.01)	(0.07)
*	The Fund’s inception date is May 3, 2016.
**	The net investment income per share data was determined using the average shares outstanding throughout the period.
(1)	Amount is less than $0.005 per share.
(2)	Not annualized.

‡ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.

68

FINANCIAL HIGHLIGHTS

Centerstone International Fund

					Ratios/ Supple-mental Data:	Ratios of expenses to average net assets		Ratios of net investment income (loss) to average net assets
Paid in capital from redemp- tion fees		Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers	After fee waivers	Before fee waivers	After fee waivers	Portfolio Turnover rate

0.00		$9.09	13.91	%(2)	$46,584	1.65%^	1.10%^	0.87%^	1.43%^	8.18	%(2)
0.00	(1)	$7.98	(25.70)%		$65,732	1.30%	1.10%	1.25%	1.45%	30.37%
0.00	(1)	$10.97	(3.78)%		$168,337	1.29%	1.10%	1.22%	1.41%	34.01%
0.00	(1)	$11.82	11.90%		$135,303	1.50%	1.10%	0.33%	0.73%	20.86%
0.00	(1)	$10.75	8.32	%(2)	$40,395	2.91%^	1.10%^	(1.46)%^	0.35%^	19.46	%(2)

0.00	(1)	$9.08	13.78	%(2)	$12,985	1.90%^	1.35%^	0.64%^	1.19%^	8.18	%(2)
0.00	(1)	$7.98	(25.84)%		$11,919	1.55%	1.35%	1.15%	1.35%	30.37%
0.00	(1)	$10.96	(4.05)%		$20,619	1.54%	1.35%	1.13%	1.33%	34.01%
0.00	(1)	$11.81	11.53%		$22,772	1.75%	1.35%	0.13%	0.54%	20.86%
0.01		$10.75	8.27	%(2)	$6,510	3.17%^	1.35%^	(1.18)%^	0.65%^	19.46	%(2)

69

FINANCIAL HIGHLIGHTS

Centerstone International Fund

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from investment operations:				Less distributions:
	Net asset value, beginning of period	Net invest- ment income (loss)**		Net realized and unreal- ized gain (loss)	Total income (loss) from invest- ment opera-tions	From net invest- ment income	From net realized gains	Total distribu- tions
Class C
Six-Months Ended September 30, 2020 (Unaudited)	$7.90	0.02		1.03	1.05	—	—	—
Year Ended March 31, 2020	$10.85	0.05		(2.88)	(2.83)	(0.10)	(0.02)	(0.12)
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	(0.24)	(0.29)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	(0.17)	(0.17)
Period Ended March 31, 2017*	$10.00	0.00	(1)	0.79	0.79	(0.05)	(0.01)	(0.06)
*	The Fund’s inception date is May 3, 2016.
**	The net investment income per share data was determined using the average shares outstanding throughout the period.
(1)	Amount is less than $0.005 per share.
(2)	Not annualized.

‡ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^ Annualized for periods less than one year.

70

FINANCIAL HIGHLIGHTS

Centerstone International Fund

					Ratios/ Supple-mental Data:	Ratios of expenses to average net assets		Ratios of net investment income (loss) to average net assets
Paid in capital from redemp- tion fees		Net asset value, end of period	Total return‡		Net assets, end of period (in 000s)	Before fee waivers	After fee waivers	Before fee waivers	After fee waivers	Portfolio Turnover rate

0.00	(1)	8.95	13.29	%(2)	$1,127	2.65%^	2.10%^	(0.14)%^	0.42%^	8.18	%(2)
0.00	(1)	$7.90	(26.39)%		$1,696	2.30%	2.10%	0.30%	0.50%	30.37%
0.00	(1)	$10.85	(4.83)%		$9,475	2.29%	2.10%	0.22%	0.41%	34.01%
0.00	(1)	$11.71	10.70%		$5,810	2.50%	2.10%	(0.74)%	(0.34)%	20.86%
0.01		$10.73	8.02	%(2)	$1,208	3.90%^	2.10%^	(1.78)%^	0.02%^	19.46	%(2)

71

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE                                                                                         REV. FEBRUARY 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

w Social Security number w Purchase History

w Assets w Account Balances

w Retirement Assets w Account Transactions

w Transaction History w Wire Transfer Instructions

w Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (402) 493-4603

72

NORTHERN LIGHTS FUND TRUST III

PRIVACY NOTICE

Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

w       Open an account

w       Provide account information

w       Give us your contact information

w       Make deposits or withdrawals from your account

w       Make a wire transfer

w       Tell us where to send the money

w       Tells us who receives the money

w       Show your government-issued ID

w       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

w       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

w       Affiliates from using your information to market to you

w       Sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. w Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies w Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. w Northern Lights Fund Trust III doesn’t jointly market.
73

NORTHERN LIGHTS FUND TRUST III

Investment Adviser

Centerstone Investors, LLC

228 Park Avenue S

Suite 75938

New York, NY 10003

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022-3474

Distributor

Northern Lights Distributors, LLC

4221 North 203rd Street

Suite 100

Elkhorn, NE 68022-3474

74

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

The availability of certain specific policies and procedures regarding the possible conversion of Class C shares to Class A shares will depend on which financial intermediary you purchase your shares through. Intermediaries may have different policies and procedures regarding the availability of such conversion features. Purchasers should discuss these specific policies and procedures with their financial intermediary before purchasing shares of the Funds.

In all instances, it is an investor’s responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary’s related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Notwithstanding anything to the contrary stated elsewhere in this prospectus, shareholders purchasing Fund shares through Capital Management Securities, Inc. will be eligible for the load waivers (front-end sales charge waivers and contingent deferred, or backend, sales charge waivers) and discounts, in addition to those disclosed elsewhere in this prospectus or the SAI for the Funds.

75

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”):

The following information applies to Class A and Class C shares purchases if you have an account with or otherwise purchase Fund shares through Raymond James:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

w	Shares purchased in an investment advisory program.
w	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
w	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
w	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
w	A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

w	Death or disability of the shareholder.
w	Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus.
w	Return of excess contributions from an IRA Account.
w	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ prospectus.
w	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
w	Shares acquired through a right of reinstatement.
76

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

w	Breakpoints as described in this prospectus.
w	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services, Inc.:

Class I shares may also be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

ROBERT W. BAIRD & CO. (“Baird”)

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

♦	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund.
♦	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
♦	Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
♦	A shareholder in the Funds’ Class C shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
77

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

♦	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

♦	Shares sold due to death or disability of the shareholder.
♦	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
♦	Shares bought due to returns of excess contributions from an IRA Account.
♦	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations.
♦	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
♦	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

♦	Breakpoints as described in this prospectus.
♦	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
♦	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Funds through Baird, over a 13-month period of time.

78

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

Oppenheimer & Co. Inc. (“OPCO”):

Effective June 25, 2020 shareholders purchasing Fund shares through an “OPCO” platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

w	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
w	Shares purchased by or through a 529 Plan.
w	Shares purchased through an OPCO affiliated investment advisory program.
w	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
w	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
w	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
w	Employees and registered representatives of OPCO or its affiliates and their family members.
w	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

79

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

CDSC Waivers on A and C Shares available at OPCO

w	Death or disability of the shareholder.
w	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
w	Return of excess contributions from an IRA Account.
w	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
w	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
w	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

w	Breakpoints as described in this prospectus.
w	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”):

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

w	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

80

CENTERSTONE INVESTORS FUND
CENTERSTONE INTERNATIONAL FUND

each a series of Northern Lights Fund Trust III (the "Trust")

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 877.314.9006, on the Funds’ website, www.centerstoneinv.com, or by writing to:

Centerstone Investors Fund or

Centerstone International Fund

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22655

81

CENTERSTONE
INVESTORS

Centerstone Investors • 228 Park Avenue S, Suite 75938 • New York, New York 10003
212.503.5790 • centerstoneinv.com • in

Statement of Additional Information

Dated: March 5, 2021

Centerstone Investors Fund

Class A (Symbol: CETAX)

Class C (Symbol: CENNX)

Class I (Symbol: CENTX)

Centerstone International Fund

Class A (Symbol: CSIAX)

Class C (Symbol: CSINX)

Class I (Symbol: CINTX)

Each a series of Northern Lights Fund Trust III (the “Trust”)

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the Centerstone Investors Fund and Centerstone International Fund (each a “Fund”, and collectively referred to as the “Funds”) dated March 5, 2021, which is incorporated by reference into this SAI (i.e., legally made a part of this SAI). Copies may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 or by calling. You may also obtain a prospectus by visiting the Funds’ website at www.centerstoneinv.com.

TABLE OF CONTENTS

---------------------------------

The Trust	1
Investment Policies, Strategies and Associated Risks	2
Fundamental Investment Limitations	21
Management of the FundS	22
Board of Trustees Leadership Structure	23
Board Risk Oversight	23
Trustee Qualification	23
Trustees and Officers	25
Audit Committee	26
Compensation of Directors	27
Control Persons and Principal Shareholders	28
Investment Adviser	30
Portfolio Manager	32
Other Service Providers	33
Distribution of Fund Shares	36
12b-1 Distribution and Shareholder Servicing Plan	37
Portfolio Transactions and Brokerage Allocation	39
Portfolio Turnover	40
Code of Ethics	40
Proxy Voting Procedures	41
Anti-Money Laundering Compliance Program	41
Portfolio Holdings Information	41
Determination of Net Asset Value	43
Tax Status	45
Financial Statements	55
APPENDIX “A” Centerstone Investors, LLC Proxy Voting Policy	A-1

The Trust

The Centerstone Funds are each diversified series of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Board of Trustees”).

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Funds is entitled to participate equally with other shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Funds acquired all of the assets and liabilities of Centerstone Investors Fund and Centerstone International Fund, each a series of Centerstone Investors Trust (the “Predecessor Funds”), in a tax-free reorganization on March 5, 2021. In connection with this acquisition, Class A, Class C and Class I shares of each Predecessor Fund were exchanged for Class, Class C and Class I shares of the identically named Fund in the Trust. Certain financial information included in the Prospectus and SAI is that of the Predecessor Funds.

The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Funds, start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of each Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  Each share of the Funds is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Funds is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be

1

filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Centerstone Investors, LLC (the “Adviser”) serves as the investment adviser to the Funds.

Investment Policies, Strategies and Associated Risks

The investment objective of each Fund is long-term growth of capital. The investment objective of the Funds and the descriptions of the Funds’ principal investment strategies are set forth under “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Funds will provide shareholders with notice of any change to a Fund’s investment objectives at least 60 days prior to such change.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Adviser may employ in pursuit of the Funds’ investment objective and a summary of related risks.

Equity Securities. The Funds may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Foreign Securities. The Funds may invest in foreign equity securities including American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.

2

investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union (the “EU”), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. The UK withdrew from the EU on January 31, 2020. It is unclear what the potential consequences may be. In addition, it is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. As a result of the scheduled withdrawal, a Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Short Sales. The Funds may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Funds are required to maintain a segregated account with the Funds’ custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds may also sell short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Restricted and Illiquid Securities. The portfolio of the Funds may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase

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agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. Each Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the 1940 Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to each Fund’s limitations on investments in “illiquid securities,” as described immediately above.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Fixed Income Securities. The Funds may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Funds could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Funds’ investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject

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to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Municipal bonds. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Credit Risk. The value of the debt securities held by each Fund fluctuates with the credit quality of the issuers of those instruments. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Each Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of

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principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price.

Lower-Rated Debt Instruments. Each of the Funds may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB or lower by S&P or Ba or lower by Moody’s, commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities or other instruments in a particular rating category The Adviser may also use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this SAI.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and each Fund may have greater difficulty selling its portfolio securities. See “Computation of Net Asset Value.” Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

Defaulted Securities. Each of the Funds may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary

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for successful investment in companies experiencing significant business and financial difficulties, is unusually high. A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Trade Claims. Each of the Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Interest Rate Risk. Fluctuations in interest rates will affect the values of each of the Funds. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk. This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to any fund invested in mortgage-backed securities. Decreases in market interest rates may also result in prepayments of obligations each Fund acquires, requiring the Fund to reinvest at lower interest rates.

Derivative Transactions. Each Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

Each Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a

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Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, a Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the 1940 Act, a Fund will maintain required collateral in a segregated account consisting of liquid assets. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets.

Equity-Swap Contracts. Each Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

Each Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. Since these transactions are offset by segregated cash or liquid assets, these transactions will not be considered to constitute senior securities under the 1940 Act.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-

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Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC recently defined as "swaps" including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with a Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Commodities and Commodity Contracts. Each Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes and exchange-traded funds. Each Fund may invest up to 10% of its total assets in such precious metals or in instruments related to such precious metals.

Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange-traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the

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currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Financial Services Industry Obligations. The Funds may invest in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Funds may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a

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Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Funds fail to comply with all of these requirements, each Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

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In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which any of the Funds invested engages in such violations, that Fund could be exposed to losses.

Securities Issued in PIPE Transactions. Each of the Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. The recent past witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. Among other effects, that turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the past. Although the US Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature, should they occur again, may cause unexpectedly rapid losses in the value of a Fund’s positions. Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Borrowing. Each Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because a Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have

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to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Options Transactions. The Funds may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Covered Option Writing. Each Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period.

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In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. Each Fund may only write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When a Fund writes a call option on a broadly based market index, it will generally segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. A Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. Each Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with

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relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. Each Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

Each Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on US commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the “Commodity Exchange Act”), as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Funds. The Rule 4.5 exemption limits (i) the ability of each Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of each Fund to market itself as providing investment exposure to such instruments.

Structured Notes. Each of the Funds may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. These investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Investment in Other Investment Companies. Each of the Funds may invest in other registered investment companies, either U.S. or foreign. For example, certain markets are closed in whole or in part

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to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. Each of the Funds generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described above under “Private Investment Funds”), nor do these restrictions apply to affiliated fund of funds arrangements or to investments in money market funds.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Funds do not intend to invest in such an investment company unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses.

Exchange-Traded Funds (“ETFs”). Each of the Funds may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Master Limited Partnerships. Each of the Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market

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provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments. Each of the Funds may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Funds’ fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Temporary and Cash Investments. Under normal market conditions, each Fund will stay invested according to its principal investment strategies as noted above. Each Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Funds not achieving their investment objectives during that period.

For longer periods of time, each Fund may hold a substantial cash position and cash equivalents. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that each Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s Advisory fees and operational expenses.

The Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to each Fund’s direct fees and expenses.

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Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years

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or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Real Estate Companies. The Funds may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust (“REIT”) shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value, and preferred stocks.

Real Estate Investment Trusts. The Funds may make investments in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.

Lending Portfolio Securities. For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting generally of cash, U.S. Government securities, letters of credit or other collateral as deemed appropriate by the Board of Trustees, in an amount at least equal to the current market value of the loaned securities, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, each Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Adviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which each Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers.

Cash collateral may be invested by a Fund in short-term investments including money-market funds. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

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Additional Risks

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent each Fund from using such instruments as part of its investment strategy, and could ultimately prevent each Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Funds to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Recent Market Events

A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders,

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enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of a Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 and the resulting market disruptions, volatility and liquidity concerns, a Fund may have difficulty in complying with the distribution requirements necessary for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code.

Fundamental Investment Limitations

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;
2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;
3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities;
4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);
5.	Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities;
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6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;
7.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or
8.	Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

The following lists the non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Funds may not:

  Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the 1940 Act or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company; or
  Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Funds

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board of Trustees

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shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board of Trustees Leadership Structure. The Board of Trustees is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board of Trustees has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees with an Audit Committee with a separate chair. The Board of Trustees is responsible for overseeing risk management, and the full Board of Trustees regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board of Trustees believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Funds believe that each Trustee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln's Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe's clients range from closely-held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm's valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup Capital Markets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Master's degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

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John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”) Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the National Association of Corporate Directors. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields which makes him particularly qualified to serve as the Trust’s Audit Committee chair. He holds PhD, Master’s and Bachelor’s degrees in Accounting and is a licensed Certified Public Accountant. Dr. Taylor is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida. From August 2017 to 2020, Dr. Taylor served as Vice President-Finance on the Board of Directors of the American Accounting Association (AAA). From 2012 to 2015, he served a 3-year term as President of the Auditing Section of the AAA (Vice-President 2012-2013, President 2013-2014, and Past President (2014-2015). Dr. Taylor serves as a member of two other mutual fund boards within the Northern Lights Fund Complex, and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. He also served a three-year term on the AICPA’s Auditing Standards Board (2010-2012). Dr. Taylor is a member of two research teams that recently received grants from the Center for Audit Quality to study how auditors manage the process of auditing fair value measurements in financial statements and how accounting firms’ tone-at-the top messaging impacts audit performance. Dr. Taylor teaches corporate governance and accounting policy as well as auditing and assurance services and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that will bring diversity to Board deliberations.

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Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. UThe address of each Trustee and officer is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011). Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Funds since 2015).

* As of February 25, 2021, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

** Only includes directorships held within the past 5 years in a company with a class of securities

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registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Officers of the Trust

Name, Address, Year of Birth	Position Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

Audit Committee. The Board of Trustees has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board of Trustees the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board of Trustees take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held four meetings.

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Compensation of Directors. Effective April 1, 2019, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $21,500, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees are expected to receive from the Centerstone Investor Fund and Centerstone International Fund during the initial fiscal year ended March 31, 2021. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Centerstone Investor Fund	Centerstone International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex* Paid to Trustees
Patricia Luscombe	$712.99	$693.96	None	None	$1,406.95
John V. Palancia	$950.65	$925.29	None	None	$1,875.94
Mark H. Taylor	$871.43	$848.18	None	None	$1,719.61
Jeffery D. Young	$712.99	$693.96	None	None	$1,406.95

* There are currently numerous series comprising the Trust. The term “Fund Complex” refers only to the Funds and not to any other series of the Trust. For the fiscal year ended March 31, 2021, the aggregate independent Trustees’ fees paid by the entire Trust are expected to be $465,000.

Trustees’ Ownership of Shares in the Fund. As of December 31, 2020, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Centerstone Investor Fund	Dollar Range of Equity Securities in the Centerstone International Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Patricia Luscombe	None	None	$10,001-$50,000
John V. Palancia	None	None	$10,001-$50,000
Mark H. Taylor	None	None	$10,001-$50,000
Jeffery D. Young	None	None	None

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund.

As of February 24, 2021, the following persons owned 5% or more of the respective Fund’s outstanding shares per class.

Investors Fund Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,556,535.8870	9.08%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, Ca 92150-9046	1,104,925.6150	6.44%	Record Owner
Charles Schwab Special Custody Account 211 Main Street San Francisco, Ca 94105	6,090,222.6010	35.51%	Record Owner
TD Ameritrade Inc. FBO PO Box 2226 Omaha, NE 68103-2226	2,129,806.1740	12.42%	Record Owner

Investors Fund Class A
Name and Address	Shares	Percentage of Shares
Charles Schwab Special Custody Account 211 Main Street San Francisco, Ca 94105	505,398.0370	28.02%	Record Owner

Investors Fund Class C
Name and Address	Shares	Percentage of Shares
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	77,738.8940	8.36%	Record Owner
LPL Financial/FBO Customer Accounts PO Box 509046 San Diego, Ca 92150-9046	56,292.3660	6.06%	Record Owner

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International Fund Class I
Name and Address	Shares	Percentage of Shares	Record or Beneficial Owner
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	1,401,394.2280	29.59%	Record Owner
Charles Schwab & Co. Special Custody 211 Main Street San Francisco, CA 94105	1,626,465.0350	34.34%	Record Owner

International Fund Class A
Name and Address	Shares	Percentage of Shares
Charles Schwab Special Custody Account 211 Main Street San Francisco, CA 94105	854,532.4170	79.17%	Record Owner

International Fund Class C
Name and Address	Shares	Percentage of Shares
UBS WM USA Omni Account Special Cust Acct Excel Custody of UBS 1000 Harbor Blvd, 5th floor Weehawken, NJ 07086	16,187.1890	17.26%	Record Owner
RBC Capital Markets LLC 60 South Sixth St P08 Minneapolis, MN 55402	5,022.6600	5.35%	Record Owner
Marjorie M. Hyland 1204 Rugby Road Schenectady, NY 12308	6,528.3490	6.96%	Record Owner
Oppenheimer & Co Inc. FBO George T. Murphy IRA 206 N. Wisner Park Ridge, IL 60068	5,948.4480	6.34%	Record Owner
The JINKS Family Trust 130 Westhill Dr. Los Gatos, CA 95032	10,116.6070	10.78%	Record Owner

Management Ownership Information. As of February 24, 2021, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

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Investment Adviser

Investment advisory services are provided to the Funds by Centerstone Investors, LLC, 228 Park Avenue S, Suite 75938, New York, New York 10003, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser is wholly owned by Abhay Deshpande. Subject to such policies as the Board may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of a Fund’s investments.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board (including by a majority of the Independent Trustees) or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the oversight of the Board, agrees (directly or through a subadviser) to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Funds, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was initially approved by the Board, including by a majority of the Independent Trustees, at a meeting held on November 23, 2020. A discussion regarding the basis of the of the Board’s approval of the Advisory Agreement will available in the Fund’s annual shareholder report for the period ending March 31, 2021.

In addition, the Adviser, under the oversight of the Board, provides the management services necessary for the operation of the Funds and such additional administrative services as reasonably requested by the Board. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other

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persons dealing with the Funds; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Funds’ records and the registration of the Funds’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a management fee at the annual rate of 0.90% of the Investors Fund’s and 0.90% of the International Fund’s average daily net assets. For the year ended March 31, 2020, the Adviser (i) earned Advisory fees of $3,584,522 and waived $296,599 in advisory fees and expenses for the Predecessor Investors Fund and (ii) earned Advisory fees of $1,661,352 and waived $370,304 in advisory fees and expenses for the Predecessor International Fund. For the year ended March 31, 2019, the Adviser (i) earned Advisory fees of $3,237,433 and waived $287,829 in advisory fees and expenses for the Predecessor Investors Fund and (ii) earned Advisory fees of $1,650,132 and waived $349,834 in advisory fees and expenses for the Predecessor International Fund. For the year ended March 31, 2018, the Adviser (i) earned Advisory fees of $1,748,770 and waived $467,447 in advisory fees and expenses for the Predecessor Investors Fund and (ii) earned Advisory fees of $951,927 and waived $430,467 in advisory fees and expenses for the Predecessor International Fund.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (exclusive of any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) at least until July 31, 2022, such that net annual fund operating expenses of each Fund do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. The Adviser is permitted to receive reimbursement from each Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Adviser is permitted to receive reimbursement from each Fund for fees it waived in connection with the corresponding Predecessor Fund because each Fund assumed all liabilities of its corresponding Predecessor Fund. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and increase its performance.

Share Class	Expense Cap for the Investors Fund	Expense Cap for the International Fund
Class A	1.35%	1.35%
Class C	2.10%	2.10%
Class I	1.10%	1.10%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of share certificates representing shares of the Funds, (i) the cost of

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fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Funds and of their shares with the SEC, qualifying their shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Portfolio Manager

The following section provides information regarding the Portfolio Manager, other accounts managed by the Portfolio Manager, compensation, material conflicts of interests, and any ownership of securities in the Funds.

Abhay Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of the Adviser. He has more than 25 years of market experience. Prior to founding the Adviser in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC which he joined in 2000 and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for the Portfolio Manager of the Funds, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate and have been rounded. The Portfolio Manager does not manage any other registered investment companies, other pooled investment vehicles or other accounts as of the date of this SAI. The information in the table below is as of March 31, 2020.

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to the Funds may be presented with the potential conflicts described below.

Centerstone Investors, LLC

Certain inherent conflicts of interest may arise from the fact that the Adviser may carry on substantial investment activities for multiple clients simultaneously, including separate accounts and mutual funds. The Adviser may give advice and recommend investments to, or engage in investment transactions for,

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certain of its clients which advice or investments may differ from advice given to, or investments made for, other clients of the Adviser, even though their investment objectives may be the same or similar. The investment methods and strategies that the Adviser uses to manage a particular client’s account may be used by the Adviser when managing another client’s account. The Adviser and/or its affiliates may have a conflict of interest in rendering advice to a particular client because the financial benefit from managing another client’s account may be greater, which could provide an incentive to favor such other account. The Adviser believes, however, that these conflicts are mitigated by its methodology for allocating investments among clients, as described in its policies and procedures.

Portfolio Manager Compensation

The Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Portfolio Manager is based on the profitability of the Adviser.

Portfolio Manager Ownership of the Funds

As of March 31, 2020, the Portfolio Manager beneficially owned the following outstanding shares of each Fund:

Fund	Portfolio Manager	Dollar Range of Ownership of Securities
Investors Fund	Abhay Deshpande	Over $1,000,000
International Fund	Abhay Deshpande	Over $1,000,000

Other Service Providers

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (the “Administrator” or “GFS”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board of Trustees. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on February 23, 2012 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board of Trustees.  The Agreement is terminable by the Board of Trustees or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board of Trustees; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s

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federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily NAV; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and paying, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the Investment Company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds’ with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to each Fund under the Agreement the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. Each Fund also pays GFS for any out-of-pocket expenses.

Custodian

State Street Bank and Trust Company (the “Custodian” or “State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

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Securities Lending Activities

State Street serves as the Funds’ securities lending agent pursuant to a Securities Lending Agency Agreement between State Street and the Trust on behalf of the Funds. For the fiscal period ended March 31, 2020, the following amounts of income and fees and compensation were paid to the Predecessor Funds related to the Predecessor Funds’ securities lending activities:

	Predecessor Centerstone Investors Fund	Predecessor Centerstone International Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$15,716.88	$6,024.34
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(2,218.30)	$(758.40)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebates paid to borrowers	$(4,625.89)	$(2,232.44)
Other fees not included in revenue split
Aggregate fees/compensation for securities lending activities	$(6,844.19)	$(2,990.84)
Net income from securities lending activities	8,872.69	3,033.50

The services provided by State Street as securities lending agent include: selection of securities to be loaned; locating borrowers previously approved by the Funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds’ instructions; marking to market noncash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the Funds’ instructions; and arranging for return of loaned securities to the Funds at loan termination.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Each Fund pays a compliance service fee to NLCS.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel to the Trust.

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Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm of the Funds.

Distribution of Fund Shares

The Distributor, Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, serves as the principal underwriter and national distributor for the shares of each Fund pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the Financial Industry Regulatory Authority. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days’ notice when authorized either by a majority vote of a Fund’s outstanding voting securities or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Predecessor Funds during the fiscal year ended March 31, 2020:

Predecessor Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Centerstone International Fund - Cl A	$638	$0	$0	*
Centerstone International Fund - Cl C	$5,754	$0	$0	*
Centerstone Investors Fund - Cl A	$5,371	$0	$0	*
Centerstone Investors Fund - Cl C	$1,554	$0	$0	*
* The Distributor received $19,086 from the Adviser as compensation for its distribution services to the fund.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

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The following table sets forth the total compensation received by the Distributor from the Predecessor Funds during the fiscal year ended March 31, 2019:

Predecessor Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Centerstone International Fund - Cl A	$962	$0	$0	$0
Centerstone International Fund - Cl C	$4,054	$0	$0	$0
Centerstone Investors Fund - Cl A	$6,841	$0	$0	$0
Centerstone Investors Fund - Cl C	$1,750	$0	$0	$0
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

12b-1 Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares and Class C shares (the “Plan”) pursuant to which the Class A shares and Class C shares of the Funds are each authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Funds. Under the Plan, Class A shares and Class C shares of the Funds may each pay a combined account maintenance and/or distribution fee at an annual rate of up to 0.25% for Class A shares and 1.00% for Class C shares of the average net assets of class as compensation for the Distributor providing distribution and/or shareholder services to shareholders. Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to the Funds’ shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called

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for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

To the extent these asset-based fees and other payments made under the Plan to these financial intermediaries for the distribution services they provide to the Funds’ shareholders exceed the 12b-1 Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the 12b-1 Fees to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Actual 12b-1 Expenditures Paid by
Predecessor Centerstone Shares
During the Fiscal Period Ended March 31, 2020
	Centerstone International Fund - Cl A	Centerstone International Fund - Cl C	Centerstone Investors Fund - Cl A	Centerstone Investors Fund - Cl C
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$23,680	$25,948	$22,262	$49,019
Payment to dealers	$10,897	$41,550	$45,888	$89,421
Compensation to sales personnel	None	None	None	None
Other	$10,207	$14,561	$10,724	$23,840
Total	$44,784	$82,059	$78,874	$162,280

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Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where a Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts in a manner deemed equitable by the

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Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Each Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. Each Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in each Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37% for individuals) and could increase brokerage commission costs. To the extent that the Funds experience an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions. For the fiscal year ended March 31, 2020, the Predecessor Investors Fund’s and the Predecessor International Fund’s portfolio turnover rate was 49.72% and 30.37%, respectively. For the fiscal year ended March 31, 2019, the Predecessor Investors Fund’s and the Predecessor International Fund’s portfolio turnover rate was 33.65% and 34.01%, respectively.

Code of Ethics

The Trust and the Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Funds.

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Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-877-314-9006 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s CCO serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each fiscal quarter/semi-annual period.

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Also, approximately fifteen to thirty days after the end of each quarter, the Adviser posts on the Trust’s website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than 10 days after the end of each quarter, a complete schedule of their portfolio holdings as of the last day of the quarter.

Portfolio holdings and other fund related performance data may also be disclosed, upon authorization by a designated officer, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings and performance-related data. The Trust may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

State Street Bank and Trust Company. State Street Bank and Trust Company is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Funds’ shares, by class, is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Specifically, the Board has established a Fair Value Committee, as described earlier in this SAI, which is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available subject to the supervision and oversight of the Trust’s Board.

The Funds use fair value prices provided by an independent pricing vendor for certain securities in foreign markets on days when the domestic market moves by a pre-determined threshold.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time. Prices of foreign securities quoted in

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foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Additionally, the Funds use fair value prices provided by an independent pricing vendor for foreign securities on days when the domestic market moves by a pre-determined threshold and certain other criteria are met. Such adjustment will be based, on the independent pricing vendor’s mathematical model, which uses measurements of activities in US markets to adjust the local market quotations for foreign securities on a daily basis. This methodology will be used on days when there is a change of 50 bps or greater based on the daily change in the S&P 500 Index (the benchmark) from the prior day NYSE close to the current day NYSE close. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

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Redemption of Shares

A Fund will redeem all or any portion of a shareholder’s shares in the applicable Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of certain series which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Funds were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or their investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Regulations promulgated thereunder by the U.S. Treasury Department (including final, proposed, and temporary regulations (the “Treasury Regulations”), and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Therefore, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary does not purport to discuss all aspects of U.S. federal income taxation to a Fund or shareholders and does not discuss those issues that may be important to shareholders subject to special tax rules (except as expressly provided below), such as:

  former U.S. citizens or long-term residents subject to Code Section 877 or Section 877A;
  entities subject to the U.S. anti-inversion rules;
  Non-U.S. Shareholders (as defined below);
  persons who mark-to-market shares of a Fund;
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  subchapter S corporations;
  shareholders whose functional currency is not the U.S. dollar;
  financial institutions;
  insurance companies;
  broker-dealers;
  trusts and estates;
  holders who receive shares through the exercise of employee stock options or otherwise as compensation;
  holders who hold shares through tax-advantaged accounts such as an IRA, a 401(k) plan account or other qualified retirement account;
  persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; and
  tax-exempt organizations.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of such partnership. A partner of a partnership holding shares should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the acquisition, ownership and disposition of shares by the partnership.

This summary assumes that shareholders will hold shares as capital assets, which generally means as property held for investment. This discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Shareholders (as defined below), and therefore, does not address (except as expressly provided below) U.S. estate and gift tax rules, U.S. state or local taxation, the alternative minimum tax, excise taxes, transfer taxes or foreign taxes.

For purposes of these discussions, a “U.S. Shareholder” means a beneficial owner of the Funds’ shares that is any of the following for U.S. federal income tax purposes:

  An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;
  A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
  An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
  A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Funds’ shares that is not a U.S. Shareholder.

Qualification and Taxation as a RIC

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

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Each Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on their net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements, as a regulated investment company generally is entitled to deduct all dividends and capital gain dividends it distributes to its shareholders, even if shareholders choose to receive such distributions in shares of a Fund. A Fund will, however, be subject to corporate income tax on any net investment income or net capital gain that it does not timely distribute to its shareholders.

Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain is the excess of net long-term capital gain over net short-term capital loss for a fiscal year and is computed by taking into account any capital loss carryforward of a Fund.

Each Fund is permitted to carry forward capital losses for an unlimited period, and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of such Fund’s taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than securities of other regulated investment companies) which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships. If a Fund fails to satisfy these qualifying income and asset tests, such Fund would be disqualified as a regulated investment company for the entire taxable year. However, if such failure was due to reasonable cause and not willful neglect, it may be permitted to “cure” such failures (and thereby not jeopardize its tax status as a regulated investment company) under certain circumstances.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year (and such failure is not subject to cure as discussed above), it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. (currently at a flat rate of 21%). Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to

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shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions in an amount at least equal to the sum of (1)98% of the Fund’s ordinary income for the calendar year (2) 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year and (3) certain undistributed amounts neither distributed nor taxed to each Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this excise tax.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, a Fund may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain regulated investment company tax treatment under Subchapter M of the Code. A Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that a Fund qualifies as a regulated investment company and has satisfied the annual distribution requirement.

MLP Equity Securities

Certain of the Funds invest their assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.

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REITs

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates (currently at a flat rate of 21%).

Taxation of U.S. Shareholders

Distributions by a Fund of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to U.S. Shareholders as ordinary income to the extent of such Fund’s current or accumulated earnings and profits. However, distributions by a Fund to noncorporate U.S. Shareholders attributable to dividends received by such Fund from U.S. and certain foreign corporations will generally be eligible for the maximum federal capital gains tax rate of 20% applicable to qualified dividend income, as long as certain other requirements are met. For these lower rates to apply, the noncorporate U.S. Shareholders must have owned shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of distributions by a Fund that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities or a high portfolio turnover rate and may also be reduced as a result of certain derivative transactions entered into by the Fund.

Distributions by a Fund derived from dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate U.S. Shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of our securities lending activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a Fund. In most cases the Funds will hold shares for less than 12 months, such that their sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions by a Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by a Fund as “capital gain dividends” generally are taxable to U.S. Shareholders as long-term capital gain, to the extent of such Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Funds have been held by such shareholders.

Distributions in excess of a Fund’s earnings and profits first will be treated as a return of capital. A return of capital is not taxable but will reduce a U.S. Shareholder’s tax basis in its shares of such Fund and, after the tax basis is reduced to zero, the amount of the distribution in excess of such Fund’s earnings and profits and the U.S. Shareholder’s adjusted tax basis will constitute capital gains to such

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shareholder (and will generally be long-term capital gain if such shareholder has held the applicable shares for more than one year).

A redemption, sale, exchange, or other disposition of Fund shares by a U.S. Shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption, sale, exchange, or other disposition.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. U.S. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Shareholder and are also subject to these reporting requirements.

Taxation of Non-U.S. Shareholders

Dividends paid to a Non-U.S. Shareholder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Shareholder is subject to such U.S. income tax on a distribution, then a Fund is not required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Code section 871(k) provides certain “look-through” treatment to Non-U.S. Shareholders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds.

Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

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Backup Withholding

Under the Code, the Funds will be required to report to the Internal Revenue Service (the “IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their social security or taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect social security or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution will accompany each distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their independent tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax on income and dividends paid by a Fund. While withholding under FATCA would have applied also to payments of certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid on or after January 1, 2019, recently proposed Treasury Regulations eliminate such FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Medicare Contribution Tax on Unearned Income

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Shareholder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Shareholder’s modified

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adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s filing status). A U.S. Shareholder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from “passive activities” (as defined in the Code), unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Shareholder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Medicare tax to your ownership and disposition of shares of a Fund.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way each Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to market” as though it had sold and repurchased its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of that Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or

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her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can generally be used to offset the alternative minimum tax imposed on individuals, and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, they may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. You should consult your own independent tax advisors to determine the tax consequences of owning a Fund’s shares.

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Financial Statements

The financial statements of each Predecessor Fund for the year ended March 31, 2020 and the independent registered public accountant’s report dated May 22, 2020 are incorporated herein by reference to the Predecessor Funds’ Annual Report. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. Each Fund will provide the Fund’s Annual Report without charge upon request in writing or by telephone.

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APPENDIX “A” Centerstone Investors, LLC Proxy Voting Policy

Proxy voting Policy

Centerstone Investors, LLC

In accordance with Rules 30b1-4, 206(4)-6, and 204-2 of the Investment Adviser Act of 1940, as amended, Centerstone Investors, LLC (“Centerstone” or the “Firm”) has adopted this Proxy Voting Policy (“Policy”).

Centerstone’s clients include any person or entity whose assets are managed by the Firm through a separate account (“Separate Accounts”) and any companies registered under the Investment Company Act of 1940, as amended (“Mutual Funds”) (together “Clients”).

Mutual Fund Clients

Centerstone holds the authority to vote proxies on behalf of the Mutual Funds it manages. Centerstone will engage Institutional Shareholder Services Inc. (“ISS”) as an independent third party to assist Centerstone with voting proxies. In the event that Centerstone receives proxies, the portfolio manager will generally vote proxies based on the recommendation of ISS, except in cases where Centerstone believes that such recommendation would be inconsistent with the best interests of the Mutual Fund and its shareholders in which case Centerstone will vote proxies in the manner it believes to be in the best interest of the Mutual Fund and its shareholders.

Other Clients

At the express direction of a Client, Centerstone will vote proxies for securities held in such Client’s Separate Account. Unless such Client has provided Centerstone specific voting instructions, Centerstone will generally vote such proxies consistent with the recommendations of ISS, except in cases where Centerstone believes that such recommendation would be inconsistent with the best interest of the Client, in which case Centerstone will vote in the manner it believes to be in the best interest of the Client.

Centerstone may also engage ISS or another independent third party to cast any proxy votes on behalf of those Clients in the event that the Chief Compliance Officer identifies a material conflict of interest in casting such votes.

Procedures

  The Firm will only exercise proxy-voting discretion over Client securities in the instances where Clients give the Firm discretionary authority to vote on their behalf.
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  It is the Firm’s policy to vote Client securities primarily in conformity with ISS recommendations, in order to limit conflict of interest issues between the Firm and its Clients.
  The Firm may vote Client shares inconsistent with ISS recommendations if the Firm believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between the Firm and its Clients. In such a case, the Firm will have on file a written statement detailing why they believe ISS’ recommendation was not in the Client’s best interest.
  The Firm retains a record of proxy votes for each Client.

The Firm will provide a copy of the Policy to each Client for consideration. If a Client objects to any provision in the Policy, the Firm asks that the Client make known to the Firm what the objection is. Clients may always discuss their proxy questions with the Firm’s management.

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